UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AVEPOINT, INC.
(Name of Registrant as Specified in its Charter)

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AvePoint

AVEPOINT, INC.
901 EAST BYRD STREET, STE. 900
RICHMOND, VA 23219

Your **Vote** Counts!

AVEPOINT, INC

2023 Annual Meeting

Vote by May 15, 2023

11:59 PM ET

You invested in AVEPOINT, INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K, Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 16, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/AVPT2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Brian Michael Brown 02) Jeff Epstein 03) John Ho	For
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For
3.	To ratify the appointment of Deloitte & Touché LLP as AvePoint, Inc's independent registered public accounting firm for the 2023 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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